EXHIBIT 10.1

P.O. Box 173779
Denver, CO 80217-3779

October 28, 2013

Armada Oil, Inc.
Attn:  J. Clint Unruh
5220 Spring Valley Road, Suite 615
Dallas, TX 75254

RE:	Third Amendment to the Seismic and Farmout Option Contract
Dated October 22, 2012

Dear Mr. Unruh:

Anadarko E&P Company LP, Anadarko Land Corp. and Armada Oil, Inc. entered into a Seismic and Farmout Option Contract dated October 22, 2012 covering certain Lands in Carbon County, Wyoming.

It is the desire of Anadarko E&P Onshore LLC (successor in interest to Anadarko E&P Company LP), Anadarko Land Corp. and Armada Oil, Inc. to amend the Contract as follows:

1.	Article 3.1, as previously amended, shall be amended by deleting the language “December 31, 2013” and inserting “July 31, 2014”.

2.
Article 3.3 shall be amended by deleting the second sentence and inserting “Operator shall have an option for a period of one hundred eighty (180) days from the date Initial Contract Depth is reached in the Initial Test Well to commence actual drilling of a Continuous Option Test Well at a legal location of its choice on any undrilled governmental survey section or portion thereof of the Contract Acreage.”  In addition the words “a like” shall be deleted from the third sentence of Article 3.3.

3.	Article 9 (f) shall be amended by deleting “$25,000,000” and inserting “$10,000,000”.

4.	Article 13.6 shall be amended by deleting the contact information for Armada Oil, Inc. and inserting the following:

Armada Oil, Inc.
Attn:  J. Clint Unruh
5220 Spring Valley Road, Suite 615
Dallas, TX 75254
Email:  cunruh@armadaoil.us
Phone:  972-490-9595

Except as modified herein the contract shall remain unchanged in all other respects and in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year written below.

ANADARKO E&P ONSHORE LLC	ARMADA OIL, INC.

ANADARKO LAND CORP.

/s/ John S. Jordan	/s/ J. Clint Unruh
John S. Jordan	J. Clint Unruh
Agent and Attorney-in-Fact	Exec. Vice President

Date: October 31, 2013	Date: October 29, 2013